Exhibit 10.24
FIFTH AMENDMENT TO STOCKHOLDERS’ AGREEMENT
     THIS FIFTH AMENDMENT TO STOCKHOLDERS’ AGREEMENT (this “Amendment”) is entered into as of March 1, 2010 (the “Fifth Amendment Date”), by and among TrustWave Holdings, Inc., a Delaware corporation (the “Company”), and the persons signatory hereto (the “Signatories”).
RECITALS
     WHEREAS, the Company and its stockholders are parties to that certain Stockholders’ Agreement, dated as of March 14, 2005, as amended through the date hereof (as so amended, the “Original Agreement”); and
     WHEREAS, all capitalized terms used in this Amendment which are not defined herein shall have the respective meanings assigned to them in the Original Agreement; and
     WHEREAS, the Signatories constitute the holders of at least a majority of the issued and outstanding shares of Common Stock (on an as-converted basis); and
     WHEREAS, the parties hereto desire to amend the Original Agreement as provided in this Amendment.
     NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises, representations, warranties, covenants and conditions contained in this Amendment and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:
     1. Addition of Stockholders. The stockholders listed on the attached Schedule 1 are hereby constituted as Other Stockholders and Stockholders for all purposes of the Original Agreement, as amended by this Amendment.
     2. Exhibit C. Exhibit C attached to the Original Agreement is hereby amended by adding thereto the stockholders listed on the attached Schedule 1.
     3. Eligible Stockholders. The stockholders listed on the attached Schedule 1 are hereby constituted as Eligible Stockholders so long as they hold at least 100,000 Shares (as adjusted for stock splits and on an as-converted basis) as of the Fifth Amendment Date and as of the date of the Offer and with respect to the stockholders listed on the attached Schedule 1 only, the date December 29, 2006 appearing in Sections 3.2(a) and 3.3(a) is replaced with the date that is the Fifth Amendment Date.
     4. Joinder. By executing this Amendment, each stockholder listed on the attached Schedule 1 agrees that he, she or it shall succeed to all of the obligations of an Other Stockholder, Stockholder and/or Eligible Stockholder as contemplated by the Original Agreement, as amended by this Amendment.

     5. No Other Amendments. Except as expressly amended by this Amendment, all of the terms and provisions of the Original Agreement shall remain in full force and effect.
     6. Counterparts. This Amendment may be executed by facsimile and in counterparts, each of which shall be an original, but all of which together shall constitute one instrument.
[Signature Page Follows]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the Fifth Amendment Date.

COMPANY: TRUSTWAVE HOLDINGS, INC.
By:	/s/ Robert McCullen
	Name:	Robert McCullen
	Title:	Chief Executive Officer

STOCKHOLDERS: Financial Technology Ventures II (Q), L.P. By: Financial Technology Management, II, LLC
By:	/s/ Richard N. Garman
	Name:	Richard N. Garman
	Title:	Managing Member

Financial Technology Ventures II, L.P. By: Financial Technology Management, II, LLC
By:	/s/ Richard N. Garman
	Name:	Richard Garman
	Title:	Managing Member

/s/ Richard Kiphard
Richard Kiphart

/s/ David Valentine
David Valentine

DBRC Investments, LLC.
By:	/s/ Robert McCullen
Name:
Title:

/s/ Joseph L. Patanella
Joseph L. Patanella

/s/ Phillip J. Smith
Phillip J. Smith

Caledonia Investments, L.P.

By:	/s/ Tim Nicholson
	Name:	Tim Nicholson
	Title:	Managing Director

The Nicholson Family Limited Partnership
By:	/s/ Time Nicholson
	Name:	Tim Nicholson
	Title:	General Partner

MBK Ventures, LLC
By:	/s/ Robert McCullen
	Name:	Robert McCullen
	Title:	Manager

Erik Schetina

LAZARD TECHNOLOGY PARTNERS II LP By: LTP II LP Its: General Partner

By: LTP II GenPar LLC Its: General Partner

By: Lazard Alternative Investments LLC Its: Manager

By:	/s/ Kevin J. Burns

Its Managing Principal

JMI EQUITY FUND IV, L.P. By: JMI Associates IV, LLP Its: General Partner

By:	/s/ Harry S. Gruner

Its Managing Member

JMI EQUITY FUND IV (AI), L.P. By: JMI Associates IV, LLC Its: General Partner

By:	/s/ Harry S. Gruner

Its Managing Member

JMI EURO EQUITY FUND IV, L.P. By: JMI Associates IV, LLC Its: General Partner

By:	/s/ Harry S. Gruner

Its Managing Member

JMI EQUITY SIDE FUND, L.P. By: JMI Side Associates, LLC Its: General Partner

By:	/s/ Harry S. Gruner

Its Managing Member

JMI INCUBATOR FUND, L.P. By: JMI Incubator Associates L.L.C. Its : General Partner

By:	/s/ Harry S. Gruner

Its Managing Member

JMI INCUBATOR FUND (QP), L.P. By: JMI Incubator Associates L.L.C. Its: General Partner

By:	/s/ Harry S. Gruner

Its Managing Member

SCHEDULE 1
Inca Stockholders
LAZARD TECHNOLOGY PARTNERS II LP
JMI EQUITY FUND IV, L.P.
JMI EQUITY FUND IV (AI), L.P.
JMI EURO EQUITY FUND IV, L.P.
JMI EQUITY SIDE FUND, L.P.
JMI INCUBATOR FUND, L.P.
JMI INCUBATOR FUND (QP), L.P.